January 9, 2026

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Investor Shares – CAPPX

A series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2025

Prospectus and SAI

Canterbury Investment Management, LLC, the adviser to the Canterbury Portfolio Thermostat Fund (the “Fund”), has determined not to offer Investor Shares of the Fund for sale. Institutional Shares of the Fund continue to be offered for sale as detailed in the Prospectus and SAI. Effective immediately, all references to Investor Shares in the Fund’s Prospectus and SAI are deleted in their entirety.

Further Information

For further information, please contact the Fund toll-free at 1-844-838-2121. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above, or by visiting the Fund’s website at https://www.canterburygroup.com/mutualfund.

Investors Should Retain this Supplement for Future Reference.